Rule 497(e)

File Nos. 333-289838 and 811-24117

Corgi ETF Trust I

(the “Trust”)

Corgi SK hynix 2x Daily ETF

(the “Fund”)

Supplement dated July 8, 2026

to the Prospectus dated June 1, 2026

This supplement updates certain information in the Prospectus for the above-referenced Fund. This supplement supersedes where indicated the supplement to the Prospectus dated June 30, 2026 with respect to the Fund. This supplement does not affect the separate supplement dated July 8, 2026 relating to the availability of information regarding SK hynix Inc., which remains in effect. You should read this supplement together with the Prospectus and retain it for future reference. Capitalized terms not defined herein have the meanings given to them in the Prospectus.

1.         Principal Investment Strategies

Effective immediately, the “Principal Investment Strategies” section of the Fund’s Prospectus is amended as described below.

(a)        In the “Fund Summary – Corgi SK hynix 2x Daily ETF,” the following sentences:

“To pursue its 2x Daily Objective, the Fund expects to obtain most of its exposure through derivatives, including total return swaps on the Underlying Security, and may also use exchange-traded equity futures and other equity-linked instruments. From time to time, and when operationally efficient, the Fund may hold some Underlying Security shares directly.”

are deleted in their entirety and replaced with the following:

“To pursue its 2x Daily Objective, the Fund will obtain its investment exposure only through total return swaps and other equity-linked instruments that reference sponsored depositary receipts representing the common stock of SK hynix Inc., including sponsored American Depositary Shares (“ADSs”) and the sponsored American Depositary Receipts evidencing them. The Fund will not invest directly in the common stock of SK hynix Inc. and will not reference unsponsored depositary receipts.”

(b)        In both the “Fund Summary – Corgi SK hynix 2x Daily ETF” and the “Additional Information About the Funds’ Investments” sections, the paragraph added by the superseded supplement dated June 30, 2026 is replaced in its entirety with the following:

“For the avoidance of doubt, the Fund will only obtain its leveraged exposure to SK hynix Inc. through total return swaps and other equity-linked instruments that reference sponsored depositary receipts representing the common stock of SK hynix Inc., including sponsored American Depositary Shares (“ADSs”) and the sponsored American Depositary Receipts evidencing them. The Fund will not reference unsponsored depositary receipts. As used in this Prospectus, the term “Underlying Security” includes the common stock of SK hynix Inc. and sponsored depositary receipts (including ADSs) representing that common stock.”

2.         Additional Information About the Funds’ Investments — Means of Obtaining Exposure

Effective immediately, the “ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS” section of the Prospectus is amended by adding the following with respect to the Corgi SK hynix 2x Daily ETF:

“Notwithstanding any general statement in this section applicable to the Funds, the Corgi SK hynix 2x Daily ETF will obtain its investment exposure to the Underlying Security only through total return swaps and other equity-linked instruments that reference sponsored depositary receipts (including sponsored ADSs) representing the common stock of SK hynix Inc. The Fund will not invest directly in the common stock of SK hynix Inc. and will not reference unsponsored depositary receipts.”

3.         Principal Risks – Item 4 Fund Summary

Effective immediately, the “Depositary Receipts Risk” added to the “Principal Risks of Investing in the Fund” section in the “Fund Summary – Corgi SK hynix 2x Daily ETF” by the superseded supplement dated June 30, 2026 is replaced in its entirety with the following:

Depositary Receipts Risk. The Fund will only obtain exposure to SK hynix Inc. through instruments that reference sponsored depositary receipts, including American Depositary Shares (“ADSs”) and the American Depositary Receipts evidencing them, representing the common stock of SK hynix Inc. Depositary receipts are subject to many of the risks of the underlying common stock, plus additional risks.

4.         Related Risks – Item 9 Additional Information

Effective immediately, the “Depositary Receipts Risk” added to the “ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS” section by the superseded supplement dated June 30, 2026 is replaced in its entirety with the following:

Depositary Receipts Risk. The Fund will only obtain exposure to SK hynix Inc. through instruments that reference sponsored depositary receipts, including American Depositary Shares (“ADSs”) and the American Depositary Receipts evidencing them, representing the common stock of SK hynix Inc. Depositary receipts are subject to many of the risks of the underlying common stock, plus additional risks. The market value of a depositary receipt may not track, and may diverge from, the price of the underlying common stock because the two trade in different markets, during different trading hours, in different currencies, and with different supply, demand, and liquidity characteristics. Holders of depositary receipts may have more limited rights than holders of the underlying common stock, including with respect to voting and the timing and receipt of distributions. Depositary receipts involve the credit, custody, and operational risk of the depositary bank and the custodian that hold the underlying shares; fees, charges, and expenses imposed by the depositary will reduce the value of, or returns associated with, the depositary receipts. A depositary receipt facility may be amended, suspended, or terminated, and ADSs may be delisted from a U.S. exchange or have their registration terminated, any of which could adversely affect the liquidity, value, and availability of the instruments the Fund references and the Fund’s ability to achieve its investment objective. Currency fluctuations between the U.S. dollar and the South Korean won will affect the value of depositary receipts.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.